 EX-35.3
(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380

GS Mortgage Securities Corporation II
200 West Street
New York, New York 10282

RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, N.A. ("Wells
Fargo"), hereby certifies as follows for the calendar year 2012:

(a) a review of Wells Fargo's activities as assigned and agreed to under the servicing agreement(s) listed on Schedule A hereto (the "Servicing
Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the reporting period, except as noted in Schedule B.

March 15, 2013

/s/ Julie Eichler
JULIE EICHLER
Vice President

Wells Fargo Bank, N.A.

(logo) Together we'll go far

 (page)

(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380

To: GS Mortgage Securities Corporation II

Schedule A

List of Servicing Agreement(s) and Series

Pooling and Servicing Agreement for GS Mortgage Securities Corp. II Commercial
Mortgage Pass-ThroughCertificates, Series 2012-GC6, Wells Fargo Bank, N.A. as
Trustee, as applicable.

Wells Fargo Bank, N.A.

 (page)

(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380

To: GS Mortgage Securities Corporation II

Schedule A

List of Servicing Agreement(s) and Series

Pooling and Servicing Agreement for GS Mortgage Securities Corporation II
Commericial Mortgage Pass-ThroughCertificates, Series 2012-GCJ7, Wells Fargo
Bank, N.A. as Certificate Administrator, as applicable.

Wells Fargo Bank, N.A.

 (page)

(logo) WELLS FARGO

Corporate Trust Services
MAC R1204-010
9062 Old Annapolis Road
Columbia, MD 21045

Tel: 410 884 2000
Fax: 410 715 2380

To: GS Mortgage Securities Corporation II

Schedule B

Material Instances of Non-Compliance

No instances to report

Wells Fargo Bank, N.A.